THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® III, American Legacy® III C Share
American Legacy® III View, American Legacy® Shareholder’s Advantage
American Legacy® Design, American Legacy® Series
American Legacy® Signature

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® III, American Legacy® III C Share
American Legacy® III View, American Legacy® Shareholder’s Advantage
American Legacy® Design, American Legacy® Series
American Legacy® Signature

Supplement dated September 25, 2013 to the Prospectus dated May 1, 2013, as supplemented

This Supplement outlines information regarding a sample portfolio available for new contracts purchased on or after November 11, 2013.  All other provisions outlined in the prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

When purchasing a contract on or after November 11, 2013, you may allocate your initial Purchase Payment among a group of funds within a sample portfolio.  The sample portfolio consists of several underlying funds, each of which represents a specified percentage of your Purchase Payment.  If you choose to select the sample portfolio, you must allocate 100% of your initial contribution to that portfolio,  and we will invest your initial Purchase Payment among the funds within the portfolio according to the percentage allocations. Any subsequent Purchase Payments will be invested according to your instructions at the time of the subsequent Purchase Payment.  You may de-select the sample portfolio at any time. The sample portfolio is available only at contract issue and is not available for election with any Living Benefit rider (except i4LIFE® Advantage without Guaranteed Income Benefit).

Your portfolio will not be automatically rebalanced. In order to maintain the portfolio’s specified subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your contract value.

Your registered representative may discuss the portfolio with you to assist you in deciding how to allocate your Purchase Payment amongst the various investment options available under your contract.  The portfolio was designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD).  LFD provides this strategy to broker dealers who may provide it to their clients.  This strategy does not constitute investment advice, and you should consult your registered representative to determine whether you should utilize the portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that this strategy will not reflect the return expectations or risk tolerance that was expected over time.

Please retain this Supplement for future reference.